UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2009

GLOBAL CROSSING LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

001-16201	98-0407042
(Commission File Number)	(IRS Employer Identification No.)

Wessex House 45 Reid Street Hamilton HM12, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

(441) 296-8600

Registrant’s telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Current Report on Form 8-K is being filed to update the historical financial statements included in Global Crossing Limited’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2008, filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2009 (the “2008 Form 10-K”), to reflect the adoption of the Financial Accounting Standards Board Staff Position No. APB 14-1, “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP APB No. 14-1”). FSP APB No. 14-1 clarifies the accounting for convertible debt instruments that may be settled in cash upon either mandatory or optional conversion (including partial cash settlement). FSP APB No. 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity’s nonconvertible debt borrowing rate when interest cost is recognized in subsequent periods. FSP APB No. 14-1 must be applied on a retrospective basis and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years.

On May 30, 2006, the Company completed a public offering of $144 million aggregate principal amount of 5% convertible senior notes due May 15, 2011 which are within the scope of FSP APB No. 14-1. The Company is filing this Current Report on Form 8-K to reflect the impact of the adoption of this standard on previously issued financial statements. This will permit the Company to incorporate these financial statements by reference in future SEC filings. The impact of the adoption of this standard is reflected and is set forth in the following sections of the Company’s 2008 Form 10-K, which as revised are included as Exhibits 12.1, 99.1, 99.2 and 99.3 to this Current Report on Form 8-K.

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8. Financial Statements and Supplementary Data

•	Exhibit 12.1 Computation of Ratio of Earnings to Fixed Charges

As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2008 Form 10-K remains unchanged. No other modifications have been made in this Current Report on Form 8-K to change or update disclosures in the Company’s 2008 Form 10-K except as described above. Information in the Company’s 2008 Form 10-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Company’s 2008 Form 10-K. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the Company’s 2008 Form 10-K.

Item 9.01 Financial Statements and Exhibits

Exhibits

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CROSSING LIMITED

Date: May 7, 2009	By:	/s/ John A. Kritzmacher
	Name:	John A. Kritzmacher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Ernst & Young LLP

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data